UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2012

VITESSE SEMICONDUCTOR CORPORATION
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano
Camarillo, California 93012
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (805) 388-3700

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2012, Vitesse Semiconductor Corporation and Christopher R. Gardner amended Mr. Gardner’s employment agreement, dated February 12, 2010 (the “Employment Agreement”), to extend the term of the agreement by one year.  The Employment Agreement, originally to expire on February 12, 2012, will now expire on February 12, 2013.  All other terms of the Employment Agreement remain unchanged.

A copy of the Amendment to Employment Agreement, dated February 12, 2012, between Mr. Gardner and us is attached to this Current Report on Form 8-K as Exhibit 10.1.

We previously disclosed the terms of the Employment Agreement in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010, and we filed a copy of the Employment Agreement as Exhibit 10.2 to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 17, 2010.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

10.1*	Amendment to Employment Agreement, dated February 12, 2012, between Vitesse Semiconductor Corporation and Christopher R. Gardner.

* A management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITESSE SEMICONDUCTOR CORPORATION

Date:	February 15, 2012	By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number.	Description

10.1*	Amendment to Employment Agreement, dated February 12, 2012, between Vitesse Semiconductor Corporation and Christopher R. Gardner.

* A management contract or compensatory plan or arrangement.

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